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                                                                    EXHIBIT 10.8




                               FIRST AMENDMENT TO

                              AMENDED AND RESTATED

                    MANAGEMENT INFORMATION SERVICES AGREEMENT

                             Effective March 1, 1996


    This First Amendment ("amendment") to the Amended and Restated Management Information Services Agreement ("Agreement") is made as of this 24th day of February, 1997, to be effective March 1, 1996, (unless a different effective date is indicated) by and among AMCO Insurance Company ("AMCO"), ALLIED Group Information Systems, Inc. ("AGIS"), ALLIED Mutual Insurance Company ("Mutual"), ALLIED Group, Inc. ("AGI"), ALLIED General Agency Company ("AGA"), ALLIED Group Mortgage Company ("AGMC"), ALLIED Group Leasing Corporation ("AGLC"), ALLIED Life Financial Corporation ("ALFC"), ALLIED Life Insurance Company ("ALLIED Life"), ALLIED Life Brokerage Agency ("ALBA"), ALLIED Group Merchant Banking Corporation ("AGMBC"), ALLIED Group Insurance Marketing Company ("AGIMC"), The Freedom Group, Inc. ("TFG"), and Midwest Printing Services, Ltd. ("Midwest Printing"). AGIS, AGI, AGA, AGMC, AGLC, ALFC, ALLIED Life, ALBA, AGMBC, AGIMC, TFG, and Midwest Printing shall be hereinafter referred to collectively as the "Companies".

                                   WITNESSETH:

    WHEREAS, AGIS, Mutual, AGI, AMCO, AGA, AGMC, AGLC, ALFC, ALLIED Life, ALBA, AGMBC, TFG, Midwest Printing, and AGIMC entered into an Amended and Restated Management Information Services Agreement effective March 1, 1996 on January 24, 1997; and

    WHEREAS, Section I of Addendum A to the Agreement was not accurate in stating certain fees for ALLIED Life;

    WHEREAS, Section IX of the Agreement allows amendment of the Agreement in writing and executed by the parties;

    NOW, THEREFORE, in consideration of the foregoing premises, and for and in consideration of the mutual covenants and agreements contained herein, the parties agree as follows:

1. The Agreement is hereby amended by deleting Section I(a) of the Addendum and inserting in place thereof the following:

    (a) $37.50 per hour for Programming/Development time and Methods/Procedures time from March 1, 1996 through May 13, 1996 when the programmers became ALLIED Life employees and no charge thereafter.
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                                      123


2. The Agreement is hereby amended by deleting Section I(d) of the Addendum and inserting in place thereof the following:

    (d) ALLIED Life shall reimburse AMCO for the actual costs AMCO incurs on a monthly basis for providing ALLIED Life the services provided under Sections 3.1 ("General MIS"), 3.2 ("PC Support"), 3.7 (a) ("Printing--Forms and Reports"), and 3.8 ("Policy Assembly"). In order to reimburse AMCO for the cost of these services, ALLIED Life will forward $50,000.00 at the end of each month as an estimation of the costs of providing the services for that month.




         IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to the Amended and Restated Management Information Services Agreement to be signed by their duly-authorized officers all as of the date and year first written above.

ALLIED Mutual Insurance Company                  ALLIED Group, Inc.
701 5th Ave.                                     701 5th Ave.
Des Moines, IA 50391-2000                        Des Moines, IA  50391-2000

By: /s/ Douglas L. Andersen                      By: /s/ Jamie H. Shaffer
   -----------------------------                    ----------------------------
Title: President                                 Title: President (Financial)
      --------------------------                       -------------------------


AMCO Insurance Company                           ALLIED General Agency Company
701 5th Avenue                                   701 5th Ave.
Des Moines, IA 50391-2013                        Des Moines, IA  50391-2002

By: /s/ Douglas L. Andersen                      By: /s/ Jamie H. Shaffer
   -----------------------------                    ----------------------------
Title: President                                 Title: Treasurer
      --------------------------                       -------------------------


ALLIED Life Financial                            ALLIED Group Leasing
Corporation                                      Corporation
701 5th Ave.                                     701 5th Ave.
Des Moines, IA  50391-2003                       Des Moines, IA  50391-2015

By: /s/ Samuel J. Wells                          By: /s/ Jamie H. Shaffer
   -----------------------------                    ----------------------------
Title: President                                 Title: President
      --------------------------                       -------------------------
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                                      124



ALLIED Group Mortgage Company                    ALLIED Life Insurance Company
1701 48th St.                                    701 5th Ave.
West Des Moines, IA  50391-2009                  Des Moines, IA  50391-2003

By: /s/ Jamie H. Shaffer                         By: /s/ Samuel J. Wells
   -----------------------------                    ----------------------------
Title: Secretary                                 Title: President
      --------------------------                       -------------------------


ALLIED Group Merchant Banking                    ALLIED Group Insurance
Corporation                                      Marketing Company
701 5th Ave.                                     701 5th Ave.
Des Moines, IA  50391-2003                       Des Moines, IA  50391-2010

By: /s/ Paul McGillivray                         By: /s/ Jamie H. Shaffer
   -----------------------------                    ----------------------------
Title: President                                 Title: Treasurer
      --------------------------                       -------------------------


ALLIED Group Information                         ALLIED Life Brokerage Agency
Systems, Inc.                                    701 5th Ave.
701 5th Ave.                                     Des Moines, IA  50391-2003
Des Moines, IA  50391-1002

By: /s/ Jamie H. Shaffer                         By: /s/ Samuel J. Wells
   -----------------------------                    ----------------------------
Title: Secretary Treasurer                       Title: President
      --------------------------                       -------------------------


The Freedom Group, Inc.                          Midwest Printing Services, Ltd.
701 5th Ave.                                     3820 109th St.
Des Moines, IA  50391-1002                       Des Moines, IA  50391-1003

By: /s/ Jamie H. Shaffer                         By: /s/ Leslie D. Peltz
   -----------------------------                    ----------------------------
Title: Secretary Treasurer                       Title: Treasurer
      --------------------------                       -------------------------